Table 1
L3HARRIS TECHNOLOGIES, INC.
HISTORICAL BUSINESS SEGMENT INFORMATION
AS RECLASSIFIED FOR SEGMENT CHANGES
(Unaudited)

	Fiscal Transition Period		Fiscal 2020				Fiscal 2021
	Quarter Ended		Quarter Ended				Quarter Ended
(In millions)	9/27/2019	1/3/2020	4/3/2020	7/3/2020	10/2/2020	1/1/2021	4/2/2021	7/2/2021	10/1/2021

Revenue
Integrated Mission Systems	$1,636	$1,885	$1,747	$1,615	$1,667	$1,764	$1,751	$1,792	$1,649
Space & Airborne Systems	1,383	1,423	1,406	1,469	1,471	1,477	1,460	1,510	1,494
Communication Systems	1,024	1,105	1,080	1,093	1,086	1,143	1,112	1,127	1,030
Other non-reportable businesses (A)	424	469	431	315	280	321	284	282	95
Corporate eliminations	(36)	(50)	(38)	(47)	(41)	(45)	(40)	(43)	(39)
	$4,431	$4,832	$4,626	$4,445	$4,463	$4,660	$4,567	$4,668	$4,229
Net Income
Segment Operating Income (Loss):
Integrated Mission Systems (B)	$193	$228	$(96)	$148	$207	$(54)	$234	$142	$232
Space & Airborne Systems (B)	186	174	174	192	189	207	192	204	187
Communication Systems (B)	226	247	239	249	261	286	270	276	258
Other non-reportable businesses (A)(B)	37	46	47	35	29	49	52	41	7
	642	695	364	624	686	488	748	663	684
% of total revenue	14.5%	14.4%	7.9%	14.0%	15.4%	10.5%	16.4%	14.2%	16.2%
Unallocated Items:
Unallocated corporate department expense, net	(1)	2	(10)	(21)	(21)	(18)	(33)	(24)	(2)
L3Harris Merger-related integration and transaction expenses (C)	(281)	(61)	(31)	(44)	(27)	(38)	(21)	(20)	(34)
Amortization of acquisition-related intangibles	(123)	(166)	(145)	(208)	(176)	(180)	(164)	(156)	(155)
Additional cost of sales related to fair value step-up in inventory sold	(92)	(50)	(15)	(16)	—	—	—	—	—
Business divestiture-related gains (losses)	229	—	(3)	(49)	(10)	11	(15)	180	27
Asset disposal gains	12	—	—	—	—	22	—	—	—
Impairment of goodwill and other assets	—	(46)	(5)	(14)	—	(113)	(62)	(63)	—
Other items	(12)	—	—	(9)	(2)	—	(7)	(49)	(8)
FAS/CAS operating adjustment (D)	45	46	34	33	34	34	30	30	30
	(223)	(275)	(175)	(328)	(202)	(282)	(272)	(102)	(142)
Non-operating income, net	79	113	95	105	96	105	117	86	111
Income from continuing operations before interest and income taxes (“EBIT”)	498	533	284	401	580	311	593	647	653
% of total revenue	11.2%	11.0%	6.1%	9.0%	13.0%	6.7%	13.0%	13.9%	15.4%
Interest expense, net	(58)	(65)	(63)	(65)	(62)	(64)	(66)	(65)	(67)
Income taxes	(5)	(68)	(26)	(58)	(87)	(63)	(60)	(169)	(107)
Income from continuing operations	435	400	195	278	431	184	467	413	479
Discontinued operations, net of income taxes	—	(1)	(1)	—	(1)	—	(1)	—	—
Net income	435	399	194	278	430	184	466	413	479
% of total revenue	9.8%	8.3%	4.2%	6.3%	9.6%	3.9%	10.2%	8.8%	11.3%

Note A — Includes the results of divested businesses through the date of divestiture.
Note B — Adjusted to remove FAS pension and OPEB income and to include CAS pension and OPEB cost.
Note C — Includes change in control charges.
Note D — Represents the difference between the service cost component of FAS pension and OPEB income and total CAS pension and OPEB cost and replaces the “Pension adjustment” line item previously presented, which included the non-service cost components of FAS pension and OPEB income.

L3HARRIS TECHNOLOGIES, INC.
HISTORICAL BUSINESS SEGMENT INFORMATION
AS RECLASSIFIED FOR SEGMENT CHANGES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND REGULATION G DISCLOSURE
Table 2 includes additional measures of income from continuing operations, net income, net income margin, segment operating income (loss) and segment operating income (loss) margin provided to supplement our selected historical financial information calculated in accordance with U.S. generally accepted accounting principles (GAAP). L3Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. L3Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze L3Harris’ business trends and to understand L3Harris’ performance. In addition, L3Harris may utilize non-GAAP financial measures as guides in its forecasting, budgeting, and long-term planning processes and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. The notes accompanying Table 2 provide a reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP.

Table 2
L3HARRIS TECHNOLOGIES, INC.
HISTORICAL NON-GAAP BUSINESS SEGMENT INFORMATION
AS RECLASSIFIED FOR SEGMENT CHANGES
(Unaudited)

	Fiscal Transition Period		Fiscal 2020				Fiscal 2021
	Quarter Ended		Quarter Ended				Quarter Ended
(In millions)	9/27/2019	1/3/2020	4/3/2020	7/3/2020	10/2/2020	1/1/2021	4/2/2021	7/2/2021	10/1/2021

Revenue
Integrated Mission Systems	$1,636	$1,885	$1,747	$1,615	$1,667	$1,764	$1,751	$1,792	$1,649
Space & Airborne Systems	1,383	1,423	1,406	1,469	1,471	1,477	1,460	1,510	1,494
Communication Systems	1,024	1,105	1,080	1,093	1,086	1,143	1,112	1,127	1,030
Other non-reportable businesses (A)	424	469	431	315	280	321	284	282	95
Corporate eliminations	(36)	(50)	(38)	(47)	(41)	(45)	(40)	(43)	(39)
	$4,431	$4,832	$4,626	$4,445	$4,463	$4,660	$4,567	$4,668	$4,229
Net Income***
Segment Operating Income***:
Integrated Mission Systems***(B)(C)	$193	$228	$229	$217	$210	$203	$234	$224	$232
Space & Airborne Systems (B)	186	174	174	192	189	207	192	204	187
Communication Systems (B)	226	247	239	249	261	286	270	276	258
Other non-reportable businesses (A)(B)	37	46	47	35	29	49	52	41	7
	642	695	689	693	689	745	748	745	684
% of total revenue***	14.5%	14.4%	14.9%	15.6%	15.4%	16.0%	16.4%	16.0%	16.2%
Unallocated Items***(D):
Unallocated corporate department expense	(1)	2	(10)	(21)	(21)	(18)	(33)	(24)	(2)
FAS/CAS operating adjustment (E)	45	46	34	33	34	34	30	30	30
	44	48	24	12	13	16	(3)	6	28
Non-operating income, net***(F)	80	92	95	105	96	103	117	118	118
Adjusted EBIT***	766	835	808	810	798	864	862	869	830
% of total revenue***	17.3%	17.3%	17.5%	18.2%	17.9%	18.5%	18.9%	18.6%	19.6%
Interest expense, net	(58)	(65)	(63)	(65)	(62)	(64)	(66)	(65)	(67)
Income taxes***(G)	(121)	(130)	(127)	(126)	(125)	(136)	(133)	(132)	(116)
Income from continuing operations***	587	640	618	619	611	664	663	672	647
Discontinued operations, net of income taxes	—	(1)	(1)	—	(1)	—	(1)	—	—
Net income***	587	639	617	619	610	664	662	672	647
% of total revenue***	13.2%	13.2%	13.3%	13.9%	13.7%	14.2%	14.5%	14.4%	15.3%

***Non-GAAP financial measure; refer to the notes below for reconciliations.
Note A — Includes the results of divested businesses through the date of divestiture.
Note B — Adjusted to remove FAS pension and OPEB income and to include CAS pension and OPEB cost.
Note C — Adjusted to exclude (1) impairment charges totaling $634 million and $82 million for fiscal years 2020 and 2021, respectively, related to goodwill and other assets and (2) restructuring charges and other items totaling $20 million for fiscal year 2020.
Note D — Adjusted to exclude (1) L3Harris Merger-related integration, transaction and other expenses and losses totaling $342 million, $140 million and $75 million for the fiscal transition period, fiscal 2020 and first three quarters of fiscal 2021, respectively; (2) amortization of acquisition-related intangibles totaling $289 million, $709 million and $475 million for the fiscal transition period, fiscal 2020 and first three quarters of fiscal 2021, respectively; (3) additional cost of sales related to the fair value step-up of inventory sold totaling $142 million and $31 million for the fiscal transition period and fiscal 2020, respectively; (4) net business divestiture-related gains of $229 million and $192 million for the fiscal transition period and first three quarters of fiscal 2021 and a net business divestiture-related loss of $51 million in fiscal 2020; (5) asset disposal gains totaling $12 million and $22 million for the fiscal transition period and fiscal 2020, respectively; (6) charges for the impairment of goodwill and other assets totaling $46 million, $132 million and $125 million for the fiscal transition period, fiscal 2020 and first three quarters of fiscal 2021, respectively; and (7) other items totaling $12 million, $11 million and $64 million for the fiscal transition period, fiscal 2020 and first three quarters of fiscal 2021, respectively. Refer to the corresponding line item within “Unallocated items” in Table 1 for quarterly amounts for each adjustment.
Note E — Represents the difference between the service cost component of FAS pension and other postretirement benefit plan income and total CAS pension and other postretirement benefit plan cost and replaces the “Pension adjustment” line item previously presented, which included the non-service cost components of FAS pension and other postretirement benefit plan income.
Note F — Adjusted to exclude (1) a pension plan curtailment gain and other items totaling $22 million for the fiscal transition period and pension plan settlement losses totaling $4 million for fiscal 2021; (2) a $2 million debt extinguishment loss for the fiscal transition period and a debt extinguishment gain of $2 million for fiscal 2020; and (3) a $35 million charge for the impairment of an investment in an unconsolidated subsidiary for fiscal 2021.
Note G — Adjusted for the tax effect of above adjustments.